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                                                                                                                       EXHIBIT 4

                 TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                                                     CAPSTONE CAPITAL TRUST, INC.
      NUMBER                                                                                                         SHARES

CC _________________                                                                                             _______________

INCORPORATED UNDER THE LAWS         THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK OR BIRMINGHAM, ALABAMA          SEE REVERSE FOR
 OF THE STATE OF MARYLAND                                                                                        CERTAIN LEGENDS

                                                                                                        CUSIP

       THIS CERTIFIES THAT


       is the registered holder of

                           FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

                                                      CAPSTONE CAPITAL TRUST, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.
        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and the facsimile of its seal to be printed hereon.

Dated:


             /s/ ANDREW L. VIZER                                                                   /s/ JOHN W. MCROBERTS
             -------------------------------------------                                           ----------------------------
                 ANDREW L. VIZER                                                                       JOHN W. MCROBERTS
                 VICE PRESIDENT, CHIEF FINANCIAL OFFICER                                                          PRESIDENT AND
                                           AND SECRETARY                      (SEAL)                    CHIEF EXECUTIVE OFFICER


Countersigned and Registered:                                      Transfer Agent
                   AMSOUTH BANK, N.A.,                             and Registrar,

By

                                                                  Authorized Signature
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                         CAPSTONE CAPITAL TRUST, INC.

        IF NECESSARY TO EFFECT COMPLIANCE BY THE CORPORATION WITH CERTAIN PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE. TO ENABLE THE CORPORATION TO ENSURE THAT IT COMPLIES WITH THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY PROPOSED TRANSFEREE OF SUCH HOLDER SHALL UPON DEMAND DISCLOSE TO THE CORPORATION IN WRITING SUCH INFORMATION AS THE CORPORATION MAY DEEM NECESSARY FOR SUCH PURPOSES.

        THE CORPORATION HAS THE AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM -as tenants in common                 UNIF GIFT MIN ACT-_____Custodian____
        TEN ENT -as tenants by the entireties                           (Cust)        (Minor)
        JT TEN  -as joint tenants with right of                         under Uniform Gifts to Minors
                 survivorship and not as tenants                        Act____________
                 in common                                                   (State)

                    Additional abbreviations may also be used though not in the above list.



      For value received, _________hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

       _________________________________

       _____________________________________________________________________________
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
      ______________________________________________________________________________

      ______________________________________________________________________________

      _______________________________________________________________________ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint


      _____________________________________________________________________ Attorney
      to transfer the said stock on the books of the within named
      Corporation with full power of substitution in the premises.
      Dated:


                                      Signature:

                                      ______________________________________________
                                      Notice: The signature to this
                                      assignment must correspond with the
                                      name as written upon the face of the
                                      certificate in every particular,
                                      without alteration or enlargement or any
                                      change whatever.

                                      Signature guaranteed:

                                      ______________________________________________
                                      THE SIGNATURE(S) SHOULD BE
                                      GUARANTEED BY AN ELIGIBLE GUARANTOR
                                      INSTITUTION (BANKS, STOCKBROKERS,
                                      SAVINGS AND LOAN ASSOCIATIONS AND
                                      CREDIT UNIONS WITH MEMBERSHIP IN
                                      AN APPROVED SIGNATURE GUARANTEE
                                      MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17Ad-15.



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